UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM ABS-15G

ASSET-BACKED SECURITIZER

REPORT PURSUANT TO SECTION 15G OF

THE SECURITIES EXCHANGE ACT OF 1934

Santander UK plc

(Exact name of securitizer as specified in its charter)

Check the appropriate box to indicate the filing obligation to which this form is intended to satisfy:

Rule 15Ga-1 under the Exchange Act (17 CFR 240.15Ga-1) for the reporting period to

Date of Report (Date of earliest event reported)

Commission File Number of securitizer:

Central Index Key Number of securitizer:

Name and telephone number, including area code, of the person to contact in connection with this filing.

Indicate by check mark whether the securitizer has no activity to report for the initial period pursuant to Rule 15Ga-1(c)(1) [ ]

Indicate by check mark whether the securitizer has no activity to report for the quarterly period pursuant to Rule 15Ga-1(c)(2)(i) [ ]

Indicate by check mark whether the securitizer has no activity to report for the annual period pursuant to Rule 15Ga-1(c)(2)(ii) [ ]

  X         Rule 15Ga-2 under the Exchange Act (17 CFR 240.15Ga-2)

Central Index Key Number of depositor: 0001087711

Holmes Master Issuer PLC

(Exact name of issuing entity as specified in its charter)

Central Index Key Number of issuing entity (if applicable): _______________
Central Index Key Number of underwriter (if applicable):  _______________

Thomas Ranger, +44 20 7756 6303

Name and telephone number, including area code, of the person to contact in connection with this filing

INFORMATION TO BE INCLUDED IN THE REPORT PART 1: REPRESENTATION AND WARRANTY INFORMATION

Item 1.01 Initial Filing of Rule 15Ga-1 Representations and Warranties Disclosure

Not applicable.

Item 1.02 Periodic Filing of Rule 15Ga-1 Representations and Warranties Disclosure

Not applicable.

Item 1.03 Notice of Termination of Duty to File Reports under Rule 15Ga-1

Not applicable.

PART II: FINDINGS AND CONCLUSIONS OF THIRD-PARTY DUE DILIGENCE REPORTS

Item 2.01 Findings and Conclusions of a Third Party Due Diligence Report Obtained by the Issuer

Santander UK plc, as securitizer and depositor, is filing this Form ABS-15G in respect of an issuance of residential mortgage-backed securities by Holmes Master Issuer PLC, as issuing entity under Santander UK plc's residential mortgage-backed securities issuance program, in reliance on Rule 144A and Regulation S under the U.S. Securities Act of 1933, as amended, and a Third Party Due Diligence Report obtained from Deloitte LLP in connection with that issuance.

Item 2.02 Findings and Conclusions of a Third-Party Due Diligence Report Obtained by the Underwriter

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the reporting entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Santander UK plc

(Securitizer and Depositor)

By: /s/ Thomas Ranger

Name: Thomas Ranger

Title: Duly Authorized Attorney

Date: June 26, 2015

The Board of Directors

Holmes Master Issuer PLC

2 Triton Square

Regent's Place

London

NW1 3AN

(the “Issuer”)

Santander UK plc

2 Triton Square

Regent's Place

London

NW1 3AN

(the “Originator”)

Banco Santander, S.A.

Ciudad Grupo Santander

Avda de Cantabria s/n

28660 Boadilla de Monte

Madrid, Spain

(“Banco Santander and the “Arranger”)

Citigroup Global Markets Limited

Citigroup Centre

Canada Square

Canary Wharf

London

E14 5LB

(“Citi”)

Merrill Lynch International
2 King Edward Street
London EC2A 2HQ
(“Merrill Lynch”)

Merrill Lynch, Pierce, Fenner & Smith Inc

One Bryant Park, 11th Floor

New York,

NY 10036

(“MLPFSI”)

JP Morgan Securities PLC

25 Bank Street

London

E14 5JP

(“JP Morgan”)

J.P. Morgan Securities LLC

383 Madison Avenue

New York, 10179

(“JPM LLC”)

Santander Investment Securities Inc.

45 East 53rd Street

New York

New York 10022

United States

(“SISI” and together with Banco Santander, Citi,
Merrill Lynch, MLPFSI, JP Morgan and JPM LLC “the Undewriters”)

25 June 2015

PROPOSED ISSUE BY HOLMES MASTER ISSUER PLC OF SERIES 2015-1 OF RESIDENTIAL MORTGAGE BACKED NOTES (the “Issue”) UNDER THE £8.5 BILLION RESIDENTIAL MORTGAGE BACKED NOTE PROGRAMME (the “Programme”)

Dear Sirs

We have performed the procedures enumerated below, which were agreed to by the Issuer, the Originator, the Arranger, the Underwriters and the Managers. The procedures were performed solely for the purpose of certain agreed-upon procedures on certain loans (the “Loan Pool”) related to the issuance of residential mortgage backed floating rate notes by the Issuer. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of those parties specified in this report. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

This letter (the “Asset Agreed Upon Procedures Letter”) is addressed to the Board of Directors of the Issuer, the Originator, the Arranger, the Underwriters and to the Managers identified in Appendix 2 of the Engagement Letter who have agreed to participate in the proposed Issue.

The procedures that we performed and our findings are as follows:

1.	Scope of our work and factual findings

The Originator provided us with a data file “HT_List_20140831.xls”, (the “First Pool Run”) containing account numbers of 103,256 loans in the Loan Pool. We selected a random sample of 458 loans from the First Pool Run (the “Sample Pool”).

The Originator then provided us with the data file “20141002_Holmes_Sample2-v4.xlsm”, (the “Pool Run”) containing information on the original loans and further advances in the Sample Pool, as shown by the records of the Originator as at 31 August 2014 (the “cut-off date”). We have carried out the Agreed Upon Procedures during October 2014 using the following sampling approach.

The sampling approach

Sampling is one of the methods that can be used to reach a conclusion about a company's records. It is a process of examining less than the total number of items in a population in order to reach a conclusion about the entire population.

Sampling confidence is the probability that the actual errors, within a total population, are contained within the range of an estimate. Precision is the range of that estimate. The precision limit is the estimated maximum predicted number of errors within the total population. Sampling confidence and precision are stated in percentages.

Attribute sampling is a method of assessing the rate of occurrences of a specified attribute in a population and requires agreed upon procedures in relation to certain characteristics of a random sample of individual loans. In this case the Agreed Upon Procedures related to the documentation and authorisation procedures that support the Sample Pool contained in the First Pool Run.

Our method of calculating attribute sample sizes is based on the binomial probability distribution.

Statistical tests can only provide estimates of the error.

The procedures we have undertaken, set out in paragraphs 2.1 to 2.15 under the agreed upon procedures sections below, have been limited to comparing that the selected attribute from the First Pool Run information relating to the Sample Pool agreed to the original loan documentation or copies thereof supplied to us by the Originator. We are entitled to assume that the loan documentation is correct and we have not sought to independently verify this information. The loan documentation used in the Agreed Upon Procedures was the Offer Letter, Report on Title (“ROT”), Certificate of Title (“COT”), H.M. Land Registry Property or Proprietorship Registers, Property Deeds, latest valuation report (“Valuation Report”), a letter from the valuer, the ANMF system (the “ANMF System”) and the SLS system (the “SLS System”) (together, the “Systems”).

Objectives

The sample sizes chosen were designed with the objective of us being able to state that we are 99% confident that not more than 1% of the population of the Loan Pool contained an error in the relevant attribute. Where errors were found in the Sample Pool, we have re-calculated the percentage errors that there might be in the Loan Pool and noted the revised percentage below. It is for you to ensure you understand this basis of reporting and to determine whether the errors are acceptable to you and for the purposes of the Issue.

For the purposes of this Asset Agreed Upon Procedures Report, the failure of a single attribute is termed an error. 24 errors were found during our agreed upon procedures.

2.	Agreed upon procedures relating to the underlying loan documentation

Borrower Name

2.1.1	For each loan in the Sample Pool, we compared whether the borrower’s name substantially agreed with that shown on the Offer Letter relating to each mortgage loan. Substantially agreed is defined as being able to identify the name where minor spelling errors or reversals of initials had occurred. We found that the borrower’s name substantially agreed to the documents above, with no exceptions.
As a result of the procedures performed there is a 99% confidence that not more than 1% of the mortgage population contains errors.
2.1.2	For each loan in the Sample Pool, we compared whether the borrower’s name substantially agreed with that shown on the ROT or COT or Property Deeds, or the H.M. Land Registry relating to each mortgage loan. In the case of a loan that had been transferred to the ANMF System, we compared whether the borrower’s name substantially agreed with that shown on ANMF System. Substantially agreed is defined as being able to identify the name where minor spelling errors or reversals of initials had occurred. We found that the borrower’s name substantially agreed to the documents above or the ANMF System, with no exceptions.
As a result of the procedures performed there is a 99% confidence that not more than 1% of the mortgage population contains errors.
2.2.	Property Address
In relation to the following tests, substantially agreed is defined as being able to identify the address where minor spelling errors have occurred or where the absence or the addition of a house name, an estate name or a geographic area identifier has occurred. Also, where the original plot address and final full postal address differ these differences are expected as a mortgage progresses from application to completion and thus these should not be considered to be errors if the address was not substantially changed. For the avoidance of doubt, if the postcode was missing, incomplete or incorrect, or if the original plot address and final full postal address did not substantially differ, they were not considered to be an error.
2.2.1	For each loan in the Sample Pool, we compared that the property address substantially agreed with that shown on the Offer Letter relating to each mortgage loan. We found that the property address substantially agreed with the documents above, except for 1 case.

DT Reference	Description of error
314	House No 107 on Sample Pool; House No 101 on Offer Letter
As a result of the procedures performed there is a 99% confidence that not more than 2% of the mortgage population contains errors.
2.2.2	For each loan in the Sample Pool, we compared that the property address substantially agreed with that shown on the Valuation Report relating to each mortgage loan. In the case of a loan that had been transferred to the ANMF System, we compared whether the property address substantially agreed with that shown on the ANMF System. We found that the property address substantially agreed with the documents or the ANMF System, except for 4 cases.
DT Reference	Description of error
314	House No 107 on Sample Pool; House No 101 on Valuation Report
390	Valuation Report not available
442	Valuation Report not available
312	Valuation Report not available
As a result of the procedures performed there is a 99% confidence that not more than 3% of the mortgage population contains errors.
2.2.3	For each loan in the Sample Pool, we compared that the property address substantially agreed with that shown on the ROT or COT or Property Deeds or the H.M. Land Registry relating to each mortgage loan. In the case of a loan that had been transferred to the ANMF System, we compared whether the property address substantially agreed with that shown on the ANMF System. We found that the property address substantially agreed with the documents or the ANMF System above, except for 1 case.
DT Reference	Description of error
314	House No 107 on Sample Pool; House No 101 on the above documents
As a result of the procedures performed there is a 99% confidence that not more than 2% of the mortgage population contains errors.
2.3.	Property Tenure
For each loan in the Sample Pool, we compared that the tenure of the property agreed with that shown on the Valuation Report or the H.M. Land Registry. In the case of a loan that had been transferred to the ANMF System, we compared whether the property tenure agreed with that shown on the ANMF System. We found that tenure shown agreed with the documents above or the ANMF System, with no exceptions.
As a result of the procedures performed there is a 99% confidence that not more than 1% of the mortgage population contains errors.
2.4.	Amount Advanced
For each loan in the Sample Pool, we compared that the amount advanced agreed to within +/- £750 with the net amount advanced shown on the Offer Letter (or further loan offer documentation if appropriate). In the case of a loan that had been transferred to the ANMF System, we compared that the amount advanced agreed with that shown on the ANMF System. We found that the amount advanced agreed to within +/- £750 with the documents above or the ANMF System, with no exceptions.
As a result of the procedures performed there is a 99% confidence that not more than 1% of the mortgage population contains errors.
2.5.	Current Balance
For each loan in the Sample Pool, we compared that the current balance amount (defined as the interest charging balance, or the latest further advance balance plus subsequent transactions) agreed to within +/- £250 of the current balance amount shown on the Systems as at 31 August 2014. We found that the current balance amount agreed to within +/- £250 of the current balance amount shown on the Systems as at 31 August 2014, with no exceptions.
As a result of the procedures performed there is a 99% confidence that not more than 1% of the mortgage population contains errors.

2.6.	Completion Date
For each loan in the Sample Pool, we compared that the completion date agreed agreed to within +/- 7 days with the completion date shown on the ROT, COT or the H.M. Land Registry. In the case of a loan that had been transferred to the ANMF System, we confirmed that the completion date agreed with that shown on the ANMF System. We found that the completion date agreed to within +/- 7 days with one of the documents above or the ANMF System, with no exceptions.
As a result of the procedures performed there is a 99% confidence that not more than 1% of the mortgage population contains errors.
2.7.	Maturity Date
For each loan in the Sample Pool, we compared that the maturity date agreed to within +/- 7 days with the maturity date shown on the Systems. We found that the maturity date agreed to within +/- 7 days with the maturity date shown on the Systems, with no exceptions.
As a result of the procedures performed there is a 99% confidence that not more than 1% of the mortgage population contains errors.
2.8.	Valuation Amount
For each loan in the Sample Pool, we compared that the valuation amount agreed with either the ‘Valuation in Present Condition’, or the ‘Valuation Following Completion of Works’ if it is shown on the Valuation Report or a letter from the valuer confirming the valuation in the file(s) relating to each mortgage loan account. In the case of a loan that had been transferred to the ANMF System, we compared whether the valuation amount shown in the Sample Pool agreed with the valuation amount shown on the ANMF System. We found that the valuation amount agreed with the documents above or the ANMF System, except for 9 cases.
DT Reference	Description of error
390	Valuation Report not available
442	Valuation Report not available
312	Valuation Report not available
260	Valuation Amount blank on Sample Pool; £88,958 on System
296	Valuation Amount blank on Sample Pool; £242,086 on System
332	Valuation Amount blank on Sample Pool; £75,000 on System
195	Valuation Amount £120,000 on Sample Pool; £124,950 on Valuation Report
377	Valuation Amount £156,000 on Sample Pool; £150,000 on Valuation Report
439	Valuation Amount £50,000 on Sample Pool; £52,000 on Valuation Report
As a result of the procedures performed there is a 99% confidence that not more than 5% of the mortgage population contains errors.

2.9. Valuation Date

For each loan in the Sample Pool, we compared that the valuation date agreed to within +/- 30 days with the valuation date shown on the Valuation Report or a letter from the valuer confirming the valuation in the file(s) relating to each mortgage loan account. In the case of a loan that had been transferred to the ANMF System, we compared whether the valuation date agreed with the valuation date shown on the ANMF System. We found that the valuation date agreed to within +/- 30 days with one of the documents above or the ANMF System, except for 3 cases.

DT Reference	Description of error
390	Valuation Report not available
442	Valuation Report not available
312	Valuation Report not available
As a result of the procedures performed there is a 99% confidence that not more than 3% of the mortgage population contains errors.
2.10.	Document Signatories
2.10.1	For each loan in the Sample Pool, we confirmed that the Valuation Report has been signed. In the case of a loan that had been transferred to the ANMF System, we did not perform this procedure as we agreed the data shown to the ANMF System rather than the Valuation Report. We found the above documents to be signed, except for 3 cases.
DT Reference	Description of error
390	Valuation Report not available
442	Valuation Report not available
312	Valuation Report not available

As a result of the procedures performed there is a 99% confidence that not more than 3% of the mortgage population contains errors.
2.10.2	For each loan in the Sample Pool, we confirmed that the ROT or COT has been signed. In the case of a loan where a H.M. Land Registry is present in place of a ROT or COT, we did not perform this procedure. In the case of a loan that had been transferred to the ANMF System, we did not perform this procedure as we agreed the data shown to the ANMF System rather than the ROT or COT. We found the documents above to be signed, with no exceptions.
As a result of the procedures performed there is a 99% confidence that not more than 1% of the mortgage population contains errors.
2.11.	Repayment Type
For each loan in the Sample Pool, we compared that the repayment type agreed with the repayment type shown on the Systems. We found that the repayment type agreed with the Systems, with no exceptions.
As a result of the procedures performed there is a 99% confidence that not more than 1% of the mortgage population contains errors.
2.12.	Product Type
For each loan in the Sample Pool, we compared that the product type agreed with the product type shown on the Systems. We found that the product type agreed with the Systems, with no exceptions.
As a result of the procedures performed there is a 99% confidence that not more than 1% of the mortgage population contains errors.
2.13.	Valuation Type
For each loan in the Sample Pool, we compared that the valuation type agreed with the valuation type shown on the Systems. We found that the valuation type agreed with the Systems, except for 3 cases.

DT Reference	Description of error
260	Valuation Type blank on Sample Pool; VMP on System
296	Valuation Type blank on Sample Pool; VMP on System
332	Valuation Type blank on Sample Pool; VMP on System

As a result of the procedures performed there is a 99% confidence that not more than 3% of the mortgage population contains errors.
2.14.	Arrears balance

For each loan in the Sample Pool, we compared that the arrears balance agreed to the arrears balance amount shown on the Systems as at 31 August 2014. We found that the arrears balance amount agreed to the arrears balance amount shown on the Systems as at 31 August 2014, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the mortgage population contains errors.

2.15.	Loan Ownership
For each loan in the Sample Pool, we compared that that the loan ownership information agreed with the loan ownership information shown on the Systems. We found that the loan ownership information agreed with the Systems, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the mortgage population contains errors.

Scope of our Asset Agreed Upon Procedures Letter

The scope of our work in preparing this Asset Agreed Upon Procedures Letter was limited solely to those procedures set out above. Accordingly we do not express any opinion or overall conclusion on the procedures we have performed. You are responsible for determining whether the scope of our work specified is sufficient for your purposes and we make no representation regarding the sufficiency of these procedures for your purposes. If we were to perform additional procedures, other matters might come to our attention that would be reported to you.

This Asset Agreed Upon Procedures Letter should not be taken to supplant any other enquiries and procedures that may be necessary to satisfy the requirements of the recipients of this Asset Agreed Upon Procedures Letter.

We were not engaged to, and did not conduct an audit, the objective of which would be the expression of an opinion on the matters subject to the procedures described above. Accordingly, we do not express such an opinion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This Asset Agreed Upon Procedures Letter has been prepared for use in connection with the offering of securities inside of the United States and in accordance with United States attestation standards established by the American Institute of Certified Public Accountants and not in accordance with United Kingdom or other professional standards. This Asset Agreed Upon Procedures Letter is only intended to be relied on in connection with any obligations or responsibilities in connection with the Issue that you may have under any legislation, regulations and/or rule of law under United States federal or state securities law. We accept no responsibility to, and deny any liability to, any person or in any way arising from or in connection with the use of this letter in connection with any offering of securities outside the United States.

3.	Use of this Asset Agreed Upon Procedures Letter

This Asset Agreed Upon Procedures Letter is provided solely for the private information and use of the Issuer, the Originator, the Arranger, the Underwriters and the Managers and is not intended to be and should not be used by anyone other than the Issuer, the Originator, the Arranger, the Underwriters and the Managers. This Agreed Upon Procedure letter should not be included in any publicly filed or publicly available document nor should this Agreed Upon Procedure letter, the services performed hereunder, or Deloitte’s engagement hereunder be referred to in any publicly filed or publicly available document except under the terms specified in our engagement letter dated 24 June 2015. For the avoidance of doubt, the Arranger, the Underwriters and the Managers are being provided with the Asset Agreed Upon Procedures Letter in their capacity as addressees and not the engaging party.

If you have any questions or would like to discuss the content of this Asset Agreed Upon Procedures Letter please do not hesitate to contact Dan Keeble on 0207 303 4461.

Yours faithfully

Deloitte LLP